Exhibit 10.2

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT

WITH WAIVER

DATED AS OF MARCH 3, 2011

Reference is made to that certain LOAN AND SECURITY AGREEMENT dated as of October 28, 2009 (the “Loan and Security Agreement”), by and between PRIMORIS SERVICES CORPORATION, a Delaware corporation (the “Borrower”), which has its chief executive office located at 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201, and THE PRIVATEBANK AND TRUST COMPANY, (the “Bank”), whose address is 120 South LaSalle Street, Chicago, Illinois 60603.  All capitalized terms used herein without definition shall have the same meanings herein as those terms have been defined in the Loan and Security Agreement.

NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth herein, the Borrower and Bank hereby agree to amend the Loan and Security Agreement as follows:

SECTION A.                          AMENDMENT

1.                                       The following definition “Guarantor” and “Guaranties” in Section 1.1 Definitions is hereby deleted and the following is inserted therefore:

“Guarantor” and “Guaranties” shall mean, respectively, each of and collectively, the following Persons:  ARB, Inc.; ARB Structures, Inc.; Cardinal Contractors, Inc.; Cardinal Mechanical, Inc.; James Construction Group, LLC; Juniper Rock Corporation; Onquest, Inc.; Rockford Corporation; Stellaris, LLC; and any other Person signing a Guaranty.

2.                                       The following definition is added, in proper alphabetical order, to Setion 1.1 Definitions:

“Net Capital Expenditures” shall mean gross Capital Expenditures less sales proceeds of plant, property and equipment.

3.               Section 10.4 Capital Expenditure Limitations is hereby deleted in its entirety and replaced with the following:

10.4 Net Capital Expenditure Limitations.  On a rolling four quarter basis and as of the end of each of its fiscal quarters, the Borrower shall not incure Net Capital Expenditures in an amount greater than Twenty Million and 00/100 Dollars ($20,000,000) in the aggregate.

4.                                       The address of the Borrower in Section 13.17 “Notices” is hereby delted and replace with the following address:

2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201

SECTION B.                          WAIVER

1.                                       The Bank hereby waives the Event of Default resulting from violation of the financial covenant as of December 31, 2010 with regard to the Capital Expenditure Limitations set forth in the prior Section 10.4 Capital Expenditure Limitations.

2.                                       The Bank hereby waives the Event of Default resulting from the violation of the affirmative covenant set forth in Section 8.22 Nonperformance concerning the failure of the Borrower to deliver Guaranties and Security Agreements for its domestic subsidiaries, James Construction Group, LLC and Rockford Corporation.  As set forth in Section E Post-Closing Requirement below, the Borrower shall deliver the Guaranties and Security Agreements of James Construction Group, LLC and Rockford Corporation by March 31, 2011.

SECTION C.                          NO OTHER CHANGE OF TERMS.

Except as amended by the foregoing, no other terms of the Loan and Security Agreement are in any way changed in this Third Amendment to Loan and Security Agreement and the Loan and Security Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Loan and Security Agreement, or any other instrument or document executed in connection therewith, any reference in any such items to the Loan and Security Agreement being sufficient to refer to the Loan and Security Agreement as amended hereby.

SECTION D.                          CONDITIONS OF AMENDMENT.

Notwithstanding any other provisions of this Third Amendment to Loan and Security Agreement, the Bank shall not be required to continue all or any portion of the Loans if any of the following conditions shall have occurred:

1.                                       Documents.   The Borrower shall have failed to execute and deliver or shall have failed to cause to have executed and delivered to Bank any of the following Documents, all of which must be satisfactory to the Bank and the Bank’s counsel in form, substance and execution:

(a)                                  Amendment.   Two copies of the Third Amendment to Loan and Security Agreement with Waiver duly executed by the Borrower, as well as continued satisfaction of all conditions set forth in the Loan and Security Agreement.

(b)                                 Acknowledgements and Reaffirmations of Guaranties and Security Agreements.    Two copies of the Acknowledgements and Reaffirmations of Guaranties and Security Agreements, of even date herewith, duly executed by the Guarantors.

(c)                                  Review of Financial Information.   Satisfactory review by the Bank of the Borrower’s audited historical and projected financial information.

(d)                                 Business Examination.   Satisfactory examination by the Bank of the Borrower’s business.

(e)                                  Organizational and Authorization Documents.   Copies of (i) Resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance of the Third Amendment to Loan and Security Agreement with Waiver and any further extensions, renewals or modifications of the Loan and Security Agreement; (ii) signature and incumbency certificates of the officers of the Borrower, executing the Third Amendment to Loan and Security Agreement with Waiver and certifying as to the Articles of Incorporation and Bylaws, each of which the Borrower hereby certifies to be true and complete, and in full force and effect without modification, it being understood that the Bank may conclusively rely on each such document and certificate until formally advised by the Borrower of any changes therein; (iii) a Good Standing Certificate of the Borrower issued by the State of Delaware; and (iv) Good Standing Certificates and certificates of tax status, as applicable, of the Guarantors issued by their respective states of incorporation or organization.

(f)                                    Additional Documents.   Such other certificates, financial statements, schedules, resolutions, opinions of counsel and other documents which are provided for hereunder or which the Bank shall require.

2.                                       Event of Default.   The Borrower hereby represents to the Bank that no Event of Default or Unmatured Event of Default or Material Adverse Effect has occurred or is continuing.

3.                                       Representations, Warranties and Covenants. The Borrower hereby represents to the Bank that as of the date hereof, the representations, warranties and covenants set forth in the Loan and Security Agreement, as amended to date, are and shall be and remain true and correct in all material respects (except that the financial covenants shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank) and the Borrower is in full compliance with all other terms and conditions of the Loan and Security Agreement.

SECTION E.                            POST-CLOSING REQUIREMENT.

The Borrower shall deliver to the Bank a Guaranty and Security Agreement each for James Construction Group, LLC and Rockford Corporation, in form and substance satisfactory to the Bank, by March 31, 2011.

[Signature Page to Follow]

This Amendment may be executed in counterpart, and by facsimile and by the different parties on different counterpart signature pages, which taken together, shall constitute one and the same Agreement.  This Amendment shall be governed by internal laws of the State of Illinois.

Dated as of the date set forth above.

PRIMORIS SERVICES CORPORATION,
a Delaware corporation

	By:	/s/PETER J. MOERBEEK
	Name:	Peter J. Moerbeek
	Title:	Executive Vice President, Chief Financial Officer

Agreed and accepted:

THE PRIVATEBANK AND TRUST COMPANY

	By:	/s/ STEVE TREPICCIONE
	Name:	Steve Trepiccione
	Title:	Managing Director